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EXHIBIT 24.01 - POWER OF ATTORNEY

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Jeffrey M. Stibel and Gonzalo Troncoso, and each of them, his lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Annual Report on Form 10-K of Interland, Inc. for the fiscal year ended August 31, 2005 and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      SIGNATURE                         TITLE                    DATE
-----------------------------          --------             ----------------
 /s/ John B. Balousek                  Director             November 7, 2005
-----------------------------
     John B. Balousek

/s/ Dr. John Patrick Crecine           Director             November 7, 2005
-----------------------------
    Dr. John Patrick Crecine

    /s/ Robert Lee                     Director             November 7, 2005
-----------------------------
        Robert Lee

   /s/ Jeffrey Stibel                  Director             November 7, 2005
-----------------------------
       Jeffrey Stibel

   /s/ Robert T. Slezak                Director             November 7, 2005
-----------------------------
       Robert T. Slezak

   /s/ Joel J. Kocher                  Director             November 7, 2005
-----------------------------
       Joel J. Kocher

  /s/ Seymour Holtzman                 Director             November 7, 2005
-----------------------------
      Seymour Holtzman

   /s/ Efrem Gerszberg                 Director             November 7, 2005
-----------------------------
       Efrem Gerszberg

     /s/ Alex Kazerani                 Director             November 7, 2005
-----------------------------
         Alex Kazerani